SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549




                            FORM 8-K



                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934


 Date of report (Date of earliest event reported):  May 15, 2003


                           Versar Inc.
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     (Exact Name of Registrant as Specified in its Charter)



      Delaware               1-9309              54-0852979
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  (State or Other       (Commission File        (IRS Employer
   Jurisdiction)            Number)          Identification No.)



         6850 Versar Center, Springfield, Virginia 22151
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            (Address of Principal Executive Offices)



                         (703) 750-3000
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      (Registrant's Telephone Number, Including Area Code)



                         Not Applicable
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  (Former Name or Former Address, if Changed Since Last Report)



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Item 9.  Regulation FD Disclosure (the following discussion is furnished under "Item 12. Results of Operations and financial Condition")

     In accordance with SEC Release No. 33-8216, the following information, required to be furnished under "Item 12. Results of Operations and Financial Condition," is furnished under "Item 9.
Regulation FD Disclosure."

     On May 15, 2003, Versar, Inc. announced via press release the Company's results for its third quarter ended March 31, 2003. A copy of the Company's press release is attached hereto as
Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.




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                              SIGNATURES





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                 VERSAR, INC.




                                        /S/ Lawrence W. Sinnott
Date:  May 15, 2003                 By______________________________
                                      Lawrence W. Sinnott
                                      Senior Vice President, Chief
                                      Financial Officer and Treasurer
                                      (Principal Financial Officer)


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